SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

July 27, 2004 (Date of earliest event reported)

Commission File Number 000-19627

BIOLASE TECHNOLOGY, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-19627	87-0442441
(State or Other Jurisdiction of Incorporation or Organization)	(Commission file number)	(I.R.S. Employer Identification No.)

981 Calle Amanecer

San Clemente, California 92673

(Address of Principal Executive Offices, Including Zip Code)

(949) 361-1200

(Registrant’s Telephone Number, Including Area Code)

Item 7. Financial Statements and Exhibits.

(c)	Exhibits.

99.1	Press Release, dated July 27, 2004.

Item 12. Results of Operations and Financial Condition.

On July 27, 2004, BioLase Technology, Inc. issued a press release announcing its financial results for the quarter ended June 30, 2004. A copy of the press release is attached herewith as Exhibit 99.1.

The information furnished pursuant to this Item 12, including the attached Exhibit, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: July 30, 2004	BIOLASE TECHNOLOGY, INC.,
(Registrant)

	By:	/s/ ROBERT GRANT
Robert Grant
Chief Operating Officer and
Chief Financial Officer
(Principal Financial and
Accounting Officer)

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